Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, January 13, 2005
FOR IMMEDIATE RELEASE


Washington Federal's Earnings Per Share Increase 12%


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $36,259,000 or $.46 per diluted share for the quarter ended December 31, 2004, compared to $32,823,000 or $.41 per diluted share for the same period one year ago, a 12.2% per share increase.

Washington Federal's total assets increased to $7,543,302,000 as of December 31, 2004, a 5.2% increase from September 30,2004. The Company's efficiency ratio improved to 17.6% for the quarter, compared to 18.1% for the same quarter last year. The first fiscal quarter produced a return on assets of 1.96%, while return on equity amounted to 12.84%.

Chief Executive Officer Roy M. Whitehead commented, "Earnings benefited from an increase in our net interest spread to 2.85% at December 31, 2004 from 2.43% at December 31, 2003, as a result of a shift in our asset mix from short-term assets to longer-term higher yielding assets. Additionally, we borrowed $300 million in long-term debt during the quarter to protect against rising rates. We continue to focus our attention on providing superior long-term rewards to our customers, stockholders and employees."

On January 14,2005, Washington Federal will pay a cash dividend of $.21 per share to common stockholders of record on December 31, 2004. This will be the Company's 88th consecutive quarterly cash dividend. For the calendar year ended December 31, 2004, an investment in Washington Federal common stock produced a total return of 7.1%.

The Company's Annual Meeting of Stockholders will be held at 2 p.m. on January 19, 2005, at the Seattle Westin Hotel.

Washington Federal Savings, with headquarters in Seattle, Washington, has 120 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                        December 31, 2004     September 30, 2004
                                                                        -----------------     ------------------
                                                                          (In thousands, except per share data)

ASSETS
Cash and cash equivalents..........................................         $   521,060          $    508,361
Securities purchased under agreements to resell....................             200,000               200,000
Available-for-sale securities, including mortgage-backed
   securities of $705,755..........................................           1,071,369               899,525
Held-to-maturity securities, including mortgage-backed
   securities of $113,039..........................................             150,099               156,373
Securitized assets subject to repurchase, net......................              98,537               110,607
Loans receivable, net..............................................           5,250,975             4,982,836
Interest receivable................................................              34,217                29,832
Premises and equipment, net........................................              62,975                63,049
Real estate held for sale..........................................               6,948                 8,630
FHLB stock.........................................................              81,066               137,274
Intangible assets..................................................              58,621                58,939
Other assets.......................................................               7,435                13,779
                                                                            -----------           -----------
                                                                            $ 7,543,302           $ 7,169,205
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts.....................................         $ 4,626,855           $ 4,569,245
   Repurchase agreements with customers............................              37,476                41,113
                                                                            -----------           -----------
                                                                              4,664,331             4,610,358
FHLB advances......................................................           1,200,000             1,200,000
Other borrowings...................................................             400,000               100,000
Advance payments by borrowers for taxes and insurance..............              11,029                25,226
Federal and state income taxes.....................................              79,389                62,081
Accrued expenses and other liabilities.............................              52,446                51,352
                                                                            -----------           -----------
                                                                              6,407,195             6,049,017
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   94,446,723 and 94,383,496 shares issued; 78,742,824
   and 78,679,597 shares outstanding...............................              94,457                94,383
Paid-in capital....................................................           1,162,714             1,161,627
Accumulated other comprehensive income, net of taxes...............              12,330                17,107
Treasury stock, at cost; 15,703,899 shares.........................            (206,666)             (206,666)
Retained earnings..................................................              73,272                53,737
                                                                            -----------           -----------
                                                                              1,136,107             1,120,188
                                                                            -----------           -----------
                                                                            $ 7,543,302           $ 7,169,205
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share.....................................         $     14.43           $     14.24
Stockholders' equity to total assets...............................               15.06%                15.62%
Weighted average rates at period end
  Loans and mortgage-backed securities*............................                6.16%                 6.17%
  Investment securities**..........................................                2.86                  3.01
  Combined loans, mortgage-backed securities
     and investment securities.....................................                5.63                  5.62
  Customer accounts................................................                2.11                  1.96
  Borrowings.......................................................                4.74                  4.96
  Combined cost of customer accounts and borrowings................                2.78                  2.62
  Interest rate spread.............................................                2.85                  3.00

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                Quarter Ended December 31,
                                                                --------------------------
                                                                  2004             2003
                                                                --------         --------
                                                           (In thousands, except per share data)
INTEREST INCOME
Loans and securitized assets subject to repurchase..........    $ 86,885          $82,395
Mortgage-backed securities..................................      12,834           11,734
Investment securities and cash equivalents..................       7,824            8,553
                                                                --------         --------
                                                                 107,543          102,682

INTEREST EXPENSE
Customer accounts...........................................      23,892           21,637
FHLB advances and other borrowings..........................      18,254           22,419
                                                                --------         --------
                                                                  42,146           44,056
                                                                --------         --------
NET INTEREST INCOME.........................................      65,397           58,626
Provision for loan losses...................................           -                -
                                                                --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES.........      65,397           58,626

OTHER INCOME
Gains on sale of securities, net............................          64              536
Other.......................................................       2,515            2,569
                                                                --------         --------
                                                                   2,579            3,105

OTHER EXPENSE
Compensation and fringe benefits............................       8,334            7,559
Occupancy...................................................       1,836            1,805
Other.......................................................       1,808            1,796
                                                                --------         --------
                                                                  11,978           11,160
Gain (loss) on real estate acquired through foreclosure, net         218              125
                                                                --------         --------
INCOME BEFORE INCOME TAXES..................................      56,216           50,696
Income taxes................................................      19,957           17,873
                                                                --------         --------
NET INCOME..................................................    $ 36,259         $ 32,823
                                                                ========         ========

PER SHARE DATA
Basic earnings..............................................    $    .46         $    .42
Diluted earnings............................................         .46              .41
Cash dividends..............................................         .21              .20
Weighted average number of shares outstanding,
   including dilutive stock options.........................  79,491,074       79,124,444
Return on average assets....................................        1.96%            1.74%



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